UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to 167;240.14a-12

II-VI INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

II-VI INCORPORATED

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Shareholder Meeting to be held on 11/07/08 Proxy Materials Available
• Notice and Proxy Statement
• 2008 Annual Report to Shareholders

PROXY MATERIALS - VIEW OR RECEIVE
You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
BROADRIDGE FINANCIAL SOLUTIONS, INC.	To facilitate timely delivery please make the request as instructed below on or before 10/24/08.

1981 MARCUS AVE.	HOW TO VIEW MATERIALS VIA THE INTERNET
LAKE SUCCESS, NY 11042	Have the 12 Digit Control Number(s) available and visit:
USA	www.proxyvote.com

BROADRIDGE	HOW TO REQUEST A COPY OF MATERIALS
FINANCIAL SOLUTIONS, INC.	1) BY INTERNET	-	www.proxyvote.com
ATTENTION:	2) BY TELEPHONE	-	1-800-579-1639
TEST PRINT	3) BY E-MAIL*	-	sendmaterial@proxyvote.com
51 MERCEDES WAY EDGEWOOD, NY 11717	*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.
P67147-01S
See the Reverse Side for Meeting Information and Instructions on How to Vote				1 1 1 of 4

Meeting Information		How To Vote
Meeting Type:	Annual	Vote In Person
Meeting Date: Meeting Time: For holders as of:	11/07/08 1:30 p.m. ET 09/05/08	Should you choose to vote these shares in
person at the meeting you must request a
“legal proxy”. To request a legal proxy
please follow the instructions at
www.proxyvote.com or request a paper copy
of the materials. Many shareholder meetings
have attendance requirements including, but
not limited to, the possession of an
attendance ticket issued by the entity
holding the meeting. Please check the
meeting materials for any special
requirements for meeting attendance.
Meeting Location:
II-VI Incorporated
375 Saxonburg Boulevard
Saxonburg, PA 16056

Vote By Internet
To vote now by Internet, go to
WWW.PROXYVOTE.COM.
Please refer to the proposals and follow the instructions.

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Voting items

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSALS NUMBERED 1
AND 2.

1.	Election of Class Three Directors for
a term to expire in 2011.
Nominees:
01) Carl J. Johnson
02) Thomas E. Mistler
03) Joseph J. Corasanti
2.	Ratification of the Audit Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2009.

è	0000 0000 0110

BROADRIGDE		*****ACCOUNT
FINANCIAL SOLUTIONS, INC.		23,456,789,012.00000
ATTENTION:		GS2 902104108
TEST PRINT		P67147-01S
51 MERCEDES WAY		1
EDGEWOOD, NY		2
11717		3 OF 4

10    000000000110

Voting Instructions

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS

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